Rule 497(e)
File No. 333-207937

Amplify ETF Trust

Amplify Stablecoin Technology Leaders ETF

(NYSE Arca — STBQ)

PROSPECTUS

December 19, 2025
as supplemented May 28, 2026

Amplify Stablecoin Technology Leaders ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is a passively managed exchange-traded fund (an “ETF”) organized as a separate series of a registered investment management company. The Fund intends to list and principally trade its shares on NYSE Arca, Inc. (the “Exchange”).

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY STABLECOIN TECHNOLOGY LEADERS ETF

Summary Information

INVESTMENT OBJECTIVE

The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the MarketVectorTM Stablecoin Technology Leaders Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)        Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS
$70	$221

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that comprise the Index. The Fund’s investments will primarily include common stocks and/or depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and select exchange-traded products linked to digital assets, as further described below. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Index was created and maintained by MarketVectorTM (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser.

The Index. Stablecoins are digital tokens designed to maintain a stable value relative to a reference asset, typically fiat currencies. The Index uses a rules-based methodology to measure the market performance of companies that are substantially involved in activities relating to the technology or infrastructure of stablecoins (“Stablecoin Technology Leaders”), and exchange-traded products linked to digital assets substantially involved in activities relating to the issuance, technology or infrastructure of stablecoins (“Digital Asset ETPs”), in each case, as described further below. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Stablecoin Technology Leaders and/or Digital Asset ETPs, as represented by the Index. The Fund does not directly invest in stablecoins. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. Therefore, the Fund expects to hold substantially all of the component securities of the Index; however, there may be times when the Fund does not hold every security in the Index.

Stablecoin Technology Leaders.

The Index begins with a universe of common stocks and/or depositary receipts of Stablecoin Technology Leaders. Stablecoin Technology Leaders are comprised of two categories — “Core Stablecoin Technology Companies” and “Non-Core Stablecoin Technology Companies”.

1.    Core Stablecoin Technology Companies: derive at least 50% of their revenues from (i) stablecoin issuance-related activities, (ii) the facilitation of payments with stablecoins through digital wallets or payments applications, or (iii) provision of the technology and infrastructure to facilitate or secure the issuance, transmission, conversion, interoperability, or redemption of stablecoins (clauses (i)-(iii), the “Stablecoin Activities”)

2.    Non-Core Stablecoin Technology Companies: derive at least 50% of their revenue from one or more of the following payments and digital products and services that can be utilized for Stablecoin Activities:

•       Online banks (“neobanks”) and web browsers with built-in digital asset wallets that have developed and integrated stablecoin infrastructure;

•       Payment technologies and services, including electronic payment processors for merchants and consumers that offer digital wallets and payment applications, credit card issuers, peer and online lending platforms, and/or cross border payments and current risk management solutions for merchants and consumers;

•       Online brokerage platforms where companies generate at least 50% of revenue from digital asset trading, including online brokerage activities, including self-directed wealth management platforms, market making activities, trading platforms, and/or online lending platforms that offer e-brokerage services; or

•       Digital assets infrastructure, including operation of digital asset exchanges or payment gateways, provisions of digital asset infrastructure, and/or provision of software, technology or services to the digital assets industry.

From this list of eligible constituents, companies must have a free float of at least 10 percent, a market capitalization exceeding $150 million, a three-month average daily trading volume of at least $1 million in each of the current quarter and the two preceding quarters, and at least 250,000 shares traded per month over the last six months in each of the current quarter and the two preceding quarters. For constituents already included in the Index, companies must have a free float of at least 10 percent, a market capitalization exceeding $75 million, a three-month average daily trading volume of at least $200,000 in the three preceding quarters, and either average daily trading volume of at least $600,000 in the current quarter or one of the two preceding quarters or at least 200,000 shares traded over the last six months in the current quarter or one of the two preceding quarters. The Index Provider uses publicly available filings and disclosures and third-party data sources to assess eligibility and liquidity.

All companies in the eligible universe are first sorted in descending order by free-float market capitalization. Next, all companies identified as Core Stablecoin Technology Companies (regardless of their market capitalization) are placed at the top of the list. Companies are then ranked, with a rank of 1 assigned to the security at the top of the list. The top 20 ranked companies are selected for inclusion in the Index, along with any current Index components that rank within the top 30. If fewer than 15 company constituents are identified, the Index Provider will add additional companies, following the same ranking methodology, until a total of fifteen (15) constituents have been selected for inclusion. See “Weightings” below for information regarding the weighting of constituents.

Digital Asset ETPs.

The Index is designed to provide investment exposure to digital assets that serve as the blockchain infrastructure, network security and functionality for stablecoins. To be eligible for inclusion in the Index, a Digital Asset ETP must (i) be included in the MarketVectorTM Digital Assets 100 Index (which is designed to track the performance of the largest 100 digital assets), (ii) be listed on an exchange in the United States and (iii) be directly involved within one or more of the following digital asset categories related to stablecoin technology and infrastructure, as determined by the Index Provider:

•       Payments: Digital assets used by financial institutions, payment processors, and remittance providers to facilitate stablecoin-based transfers and settlements.

•       Smart Contract Platforms: Digital assets that rank among the top-five blockchains by outstanding stablecoin supply or maintain institutional partnerships supporting payments and settlement flows.

•       Infrastructure Applications: Digital assets that support the underlying technology and operations of stablecoins, including oracles, bridges, and custodial rails that enable proof-of-reserves, cross-chain movement, and transaction verification for stablecoins.

•       Decentralized Finance: Digital assets used in decentralized protocols where stablecoins serve as primary forms of collateral, liquidity or trading pairs.

Digital Asset ETPs must have assets under management of at least $2.5 million at time of inclusion ($1.75 million for current components) for Index inclusion. For any digital asset that is eligible for inclusion, only the largest U.S. Digital Asset ETP as measured by assets under management is selected. For eligible constituents, the Index Provider selects the top Digital Asset ETPs that satisfies the selection criteria. The maximum number of Digital Asset ETPs eligible for inclusion in the Index is ten (10), and, as of the date of this prospectus, the Index was comprised of four (4) Digital Asset ETPs:

•       Ethereum (ETH). Ethereum is a decentralized, open-source blockchain that enables smart contracts and supports a broad ecosystem of decentralized applications. Its native token, ether (ETH), is used to pay transaction fees, secure the network through staking, and facilitate activity across the Ethereum ecosystem. Ethereum is one of the most widely used networks for decentralized finance, NFTs, and Web3 innovation.

•       Solana (SOL). Solana is a high-speed blockchain designed to deliver fast transaction throughput at a low cost. Its architecture allows it to process thousands of transactions per second, supporting a growing decentralized finance and NFT ecosystem. Its native token, SOL, is used for transaction fees, staking, and powering applications within the Solana ecosystem.

•       Ripple (XRP). Ripple is a payments-focused blockchain network that aims to streamline cross-border money transfers. Ripple serves as a bridge currency to facilitate liquidity between global financial institutions. XRP is the native digital asset of the XRP Ledger, a blockchain optimized for cross-border payments and liquidity solutions. The asset is often used within enterprise payment frameworks seeking fast settlement and low transaction costs.

•       Chainlink (LINK). Chainlink is a decentralized oracle network that provides real-world data to blockchain-based smart contracts. Chainlink enables advanced decentralized financial applications to connect with external information. The LINK token is used to compensate node operators and maintain security across the oracle network.

The Fund will not directly invest in digital assets. See “Additional Information About the Fund’s Strategies and Risks — Additional Information Regarding Digital Asset ETPs” for further information regarding the digital assets described above.

Weighting.

The Index investment weighting between Stablecoin Technology Leaders and Digital Asset ETPs are divided into investment tiers as follows:

•       Stablecoin Technology Leaders Tier: The Stablecoin Technology Leaders Tier shall be assigned a weight of 75% if five (5) or fewer Digital Asset ETPs are included as of the rebalance date. For each additional Digital Asset ETP, the Stablecoin Technology Leaders tier’s weight decreases by 5% up to the inclusion of the tenth Digital Asset ETP, at which point the Stablecoin Technology Leaders tier’s weight shall reach its minimum level of 50%.

•       Digital Assets ETP Tier: The Digital Assets ETP Tier shall be assigned a weight of 25% if five (5) or fewer Digital Asset ETPs are included as of the rebalance date. For each additional Digital Asset ETP, the ETP tier’s weight shall increase by 5% up to the inclusion of the tenth Digital Asset ETP, at which point the ETP tier’s weight shall reach its maximum level of 50%.

Within the Stablecoin Technology Leaders Tier, if less than ten (10) Core Stablecoin Technology Companies are included in the Index, all constituents within the Stablecoin Technology tier are equally weighted. If more than ten (10) Core Stablecoin Technology Companies are included in the Index, the Stablecoin Technology Leaders will be further segregated into two tiers for weighting purposes:

1.    Core Stablecoin Technology Companies tier weight will be 67%.

2.    Non-Core Stablecoin Technology Companies tier weight will be 33%.

For the Stablecoin Technology Leaders, the maximum security weight is the security’s three-month average daily trading volume in USD divided by $250 million. Components receive a weight equal to 1 divided by the number of components in the same tier (i.e., Stablecoin Technology Leaders tier or Digital Assets ETP tier) then multiplied by the applicable tier weight. If a security’s weight exceeds the maximum weight, the weight will be reduced to the maximum weight and the excess weight will be redistributed among uncapped components equally within the same tier. This process is repeated until the sum of all components’ weights is equal to 100% and no component’s weight exceeds the applicable maximum security weight. Constituent companies are subject to lower size and liquidity requirements in order to mitigate turnover.

Within the Digital Asset ETP Tier, the Digital Asset ETPs are equally weighted. For the Digital Asset ETPs, the maximum security weight is the ETP’s assets under management in USD divided by $1 billion. If a security’s weight exceeds the maximum weight, the same process described immediately above is followed.

As of the date of this prospectus, the Index was comprised of twenty-four (24) constituents, of which 2 are Core Stablecoin Technology Companies and 18 are Non-Core Stablecoin Technology Companies.

The Index is reconstituted on a semi-annual basis in March and September and rebalanced on a quarterly basis in March, June, September and December. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Additional Information about Stablecoins. Stablecoins circulate on public blockchains, where transactions are recorded in a transparent and tamper-resistant manner, and are widely used as a medium of exchange and store of value within crypto markets. The primary use cases for stablecoins include facilitating on-chain payments and remittances, serving as a settlement asset for trading and decentralized finance, and providing a digital alternative to holding balances in traditional bank accounts. New stablecoins are introduced through “minting,” typically when users deliver fiat currency or approved collateral to an issuer or protocol, and are removed through “redemption” when users return tokens in exchange for the underlying. Designs vary: fiat-reserved stablecoins are issued by centralized entities and are generally backed by cash and short-term securities; crypto-collateralized stablecoins are issued by decentralized protocols against overcollateralized on-chain assets; and algorithmic designs attempt to maintain pegs through incentives and market mechanisms rather than full reserves. Unlike assets with fixed supplies, stablecoin supply is elastic and expands or contracts with demand and redemption activity, and peg maintenance relies on the credibility of reserves or mechanisms, market liquidity, and arbitrage. Although stablecoins target price stability, market prices can deviate from their pegs during stress. Indicators relevant to stability and adoption include circulating supply and market capitalization, trading and on-chain transaction volumes, active addresses and holders, order-book depth around the peg, issuance and redemption flows, and observed peg deviations across venues. For reserve-backed models, the composition, liquidity, duration, custodial concentration, and the frequency and quality of attestations or audits are key. For protocol-based models, collateral quality, overcollateralization ratios, and smart contract security are central. Broader factors, such as interest rate environments that affect reserve income, regulatory developments, banking access, and counterparty risk, can also materially impact stablecoin performance and perceived safety.

Cayman Subsidiary. The Fund expects to invest in shares of Digital Asset ETPs indirectly through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary and the Fund will have the same investment adviser, investment sub-advisers and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to continue to qualify as a RIC, the Fund will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Blockchain Companies Risk. Blockchain technology is relatively new and many of its uses may be untested. There is no assurance that widespread adoption of blockchain technology will occur, and the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchain technology. Companies relying heavily on blockchain technology may be subject to more volatility and less trading volume than securities of companies in more established industries. Companies that are developing applications of blockchain technology may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent companies attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims. The adoption of blockchain technology may be impaired by laws or regulations. Further, blockchain technology may be subject to future laws or regulations that may be difficult to predict. In addition, because blockchain functionality relies on the internet, a significant disruption of internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies. Certain features of blockchain technology may increase the risk of fraud or cyber-attack. Companies relying heavily on blockchain technology may be adversely affected by fluctuations in, and manipulation of, the price of digital assets and a lack of liquid markets or acceptance for certain digital assets or government policies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. The Fund is subject to counterparty risk by virtue of its usage of option contracts. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Digital Asset ETPs Risk. The Fund will invest in shares issued by Digital Asset ETPs. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs. The Fund will invest in shares issued by Digital Asset ETPs of investment companies organized in the U.S. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs.

While the Fund does not invest directly in the digital assets listed below, it may gain indirect exposure to certain of these assets through investments in Digital Asset ETPs that hold them. As a result, the Fund’s performance and the value of its Shares may be negatively affected by the risks associated with these digital assets and their underlying networks. The following summarizes certain material risks related to the digital assets in which Digital Asset ETPs eligible for inclusion in the Index may invest:

Ethereum Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks.

Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Solana Risk. Solana has experienced historical network outages, and continued operational instability may impair user confidence and ecosystem reliability. The rapid growth of Solana’s ecosystem may also expose the network to security vulnerabilities, untested applications, and scalability challenges. Regulatory scrutiny of high-speed blockchain networks could further affect Solana’s adoption and valuation. SOL may be highly volatile and subject to fluctuations due to numerous factors, including increases in the global supply of SOL; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of SOL as a medium of exchange, store-of-value, or other consumptive asset, as well as the maintenance and development of the Solana network’s open-source software protocol; forks or other protocol-level changes in the Solana network; investors’ expectations regarding interest rates, inflation trends, macroeconomic conditions, or platform rates; consumer preferences and perceptions of SOL specifically and digital assets generally; fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms; investment and trading activities of large investors that invest directly or indirectly in SOL; the potential for a “short squeeze” resulting from speculation on the price of SOL if aggregate short exposure exceeds the number of Shares available for purchase; the development of an active derivatives or futures market for SOL or digital assets generally; determinations that SOL is a security, or is offered or sold as part of an investment contract, or changes in SOL’s status under federal securities laws; monetary policies of governments, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of SOL as a form of payment or the purchase of SOL on digital asset markets; global or regional political, economic, or financial conditions, events, and situations, such as geopolitical conflicts or pandemics; fees associated with processing SOL transactions and the speed at which transactions are settled on the Solana network; interruptions in service, outages, closures, or failures of major digital asset trading platforms; decreased confidence in such platforms due to their unregulated nature and lack of transparency; increased competition from other forms of digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators that could adversely affect the trading, usage, or value of SOL; bugs, implementation errors, or failures during Solana network upgrades or validator client changes that could disrupt network operations and negatively impact SOL’s value; a significant concentration of staked SOL in a small number of liquid staking protocols or validators that could heighten centralization risks and reduce network resilience; reduced developer activity, declining adoption of Solana-based applications, or loss of user engagement that could decrease demand for SOL and harm its market price; and security breaches, exploits, or bugs in Solana-based smart contracts, DeFi platforms, or NFT marketplaces that could undermine confidence in the Solana ecosystem and depress SOL’s value. Staking SOL involves additional risks. The Solana network operates on a proof-of-stake consensus mechanism, which allows holders of SOL to “stake” their tokens by delegating them to validators to secure the network and earn staking rewards. Staking exposes holders to several additional risks. To the extent that a Digital Asset ETP, or the issuer or custodian thereof, engages in staking of SOL held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. Validators or staking service providers may fail to perform validation services properly or may engage in dishonest or negligent behavior, resulting in “slashing” penalties or loss of staked SOL. Technical failures, cyberattacks, or software bugs could also lead to partial or total loss of staked assets or rewards. In addition, staked SOL may be subject to unbonding or lock-up periods during which the tokens cannot be transferred, sold, or otherwise accessed, which could limit liquidity and exacerbate losses during market declines. Certain staking arrangements, particularly those involving liquid staking protocols, introduce additional counterparty and smart contract risks. The failure of a liquid staking token to maintain parity with SOL, or governance or operational issues in a liquid staking protocol, could further negatively impact the value of SOL. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Digital Asset ETPs to engage in staking or the value of SOL generally. Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Ripple/XRP Risk. Ripple is subject to ongoing regulatory uncertainty, which could materially affect its liquidity, market accessibility, and valuation. Legal actions or adverse regulatory decisions may restrict Ripple’s ability to operate in certain jurisdictions or limit its use by financial institutions. The reliance on institutional adoption and partnerships also creates exposure to counterparty and reputational risks. The value of XRP may be highly volatile and subject to fluctuations due to a number of factors, including an increase in the supply of XRP that is publicly available for trading; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of XRP as a medium of exchange, store of value, or other consumptive asset, and the maintenance and development of the XRP Ledger’s open-source software protocol; forks or other protocol-level changes in the XRP Ledger; investors’ expectations regarding interest rates and inflation rates affecting fiat currencies or digital assets, including XRP; consumer preferences and perceptions of XRP specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; investment and trading activities by large investors that invest directly or indirectly in XRP; a short squeeze resulting from speculation on the price of XRP if aggregate short exposure exceeds available shares; the development of an active derivatives or futures market for XRP or digital assets generally; a final determination that XRP is a security, or that it was offered or sold as part of an investment contract, or other changes in XRP’s status under federal securities laws; government monetary policies, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of XRP as a form of payment or the purchase of XRP on digital asset markets; global or regional political, economic, or financial conditions and events, such as geopolitical conflicts or pandemics; fees associated with processing XRP transactions and the speed at which transactions are settled on the XRP Ledger; interruptions in service, outages, closures, or failures of major digital asset trading platforms, as well as decreased confidence in such platforms due to their unregulated nature and lack of operational transparency; increased competition from other digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators; bugs, implementation errors, or failures during XRP Ledger upgrades or validator client changes; the significant holdings of XRP by Ripple Labs and other early stakeholders, which could adversely affect market price, heighten centralization risks, and reduce network resilience; and security breaches of XRP digital asset trading platforms that could undermine confidence in the Ripple ecosystem and depress XRP’s value. The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so. The value of XRP is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets. XRP, which launched in 2012, is a relatively new digital asset, and the value of a Digital Asset ETP’s shares depends on the continued acceptance of XRP by users, trusted validators, and market participants. The XRP Ledger may not function as intended, which could adversely impact the value of XRP and an investment in the Shares. Blockchains utilizing consensus-based algorithms, such as the XRP Ledger, are a relatively recent innovation and have not been subject to as widespread use or adoption over as long a period of time as traditional proof-of-work blockchains. Changes in the governance of the XRP Ledger may not receive sufficient support from users and trusted validators, which may negatively affect the network’s ability to grow and respond to challenges. The XRP Network may face significant scaling challenges, and efforts to increase transaction volume, throughput, or speed may not be successful. Digital asset networks are developed by a diverse set of contributors, and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset. Validators may cease participating in validating activities because they receive no direct financial incentive to participate or because certain jurisdictions may limit or otherwise regulate validating activities, which could negatively impact the value of XRP. If a malicious actor or botnet gains control over a majority of the validator nodes on the Unique Node List used by the XRP Ledger’s consensus protocol, or otherwise obtains significant influence over the XRP Ledger through control of validator infrastructure, governance processes, or core software development, such actor or botnet could alter ledger outcomes or disrupt network operations If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP.

Chainlink Risk. Chainlink’s value depends on the reliability of its oracle network, and failures or manipulations of data inputs could disrupt dependent applications. The security and integrity of external data sources are critical, and any compromise could result in financial losses or reputational damage for applications relying on Chainlink. The evolving nature of decentralized oracles also presents risks related to scalability, competition, and regulatory oversight. Chainlink is a relatively new technological innovation with a limited history. There is no assurance that usage of the Chainlink network or Chainlink will continue to grow. A contraction in the use or adoption of Chainlink may result in increased volatility or a reduction in the price of Chainlink. The ongoing unlocking of Chainlink may cause the price of Chainlink to decline over time. Chainlink markets have a limited history, Chainlink trading prices have exhibited high levels of volatility, and in some cases such volatility has been sudden and extreme. Applications that rely on the Chainlink Network today have limited use, and therefore, the use of Chainlink is itself limited. As a result, the price of Chainlink may be influenced to a significant extent by speculators, thus contributing to price volatility. The market price of Chainlink may be highly volatile and subject to a number of factors, including the unlock of previously created but non-circulating Chainlink; manipulative trading activity on digital asset trading platforms, which in many cases are largely unregulated or may not be complying with existing regulations; the adoption of the Chainlink network as an oracle service and the demand for Chainlink as the asset powering that service; the ongoing development of the Chainlink Network and Chainlink services; investors’ expectations with respect to interest rates and rates of inflation; consumer preferences and perceptions of Chainlink specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; the liquidity of digital asset trading platforms and any increase or decrease in trading volume on such platforms; investment and trading activities of large investors that invest directly or indirectly in Chainlink; a determination that Chainlink is a security or changes in Chainlink’s status under the federal securities laws; slow growth, failures, or other challenges impacting the blockchains, smart contracts, and decentralized finance applications that rely on the Chainlink Network; global or regional political, economic, or financial conditions, events, and situations, such as the novel coronavirus outbreak; interruptions in service from or closures or failures of major digital asset trading platforms; and decreased confidence in digital asset trading platforms due to the unregulated nature and lack of transparency surrounding their operations. In addition, there is no assurance that Chainlink will maintain its value in the long or intermediate term.

Digital Asset Risk. Digital assets are a relatively new and rapidly evolving asset class, and their value and liquidity may be subject to significant volatility and uncertainty. The value of a digital asset may be affected by market sentiment, speculation, regulatory developments, technological advancements, macroeconomic factors, and other unpredictable events, many of which may result in rapid and substantial price changes. The regulatory environment for digital assets is evolving and varies significantly across jurisdictions; changes in laws, regulations, or governmental policies may adversely affect the value, liquidity, or legal status of digital assets, and regulatory actions may include restrictions on trading, holding, or transferring digital assets, bans on certain activities, or requirements for registration, reporting, or disclosure. Digital assets are typically held in digital wallets secured by cryptographic keys, and loss or theft of these keys, whether through hacking, cyberattacks, phishing, or other means, may result in the permanent loss of the digital assets. Custodians and service providers may be subject to operational failures, insolvency, or inadequate security measures, increasing the risk of loss. digital assets rely on blockchain or distributed ledger technology, which may be subject to flaws, bugs, or vulnerabilities; technological failures, network outages, or attacks (such as “51% attacks”) may compromise the integrity, availability, or security of the digital asset or its underlying network, and upgrades, forks, or changes to the protocol may also affect the value or functionality of a digital asset. Many digital assets are traded on unregulated or lightly regulated exchanges, which may have limited liquidity, transparency, or oversight, and market disruptions, exchange failures, or regulatory actions may impair the ability to buy or sell digital assets at desired prices or times. Transactions in digital assets may involve counterparties such as exchanges, custodians, or service providers, and the insolvency, fraud, or failure of a counterparty may result in loss of assets or inability to complete transactions, with many digital asset service providers not subject to the same regulatory oversight or protections as traditional financial institutions. The legal status of digital assets may be uncertain or subject to change, and certain jurisdictions may prohibit or restrict the use, trading, or possession of digital assets. The tax treatment of digital assets may also be complex, unclear, or subject to change, and investors may be subject to adverse tax consequences. digital asset transactions are generally irreversible, and errors in execution, transfer, or settlement may result in permanent loss, with operational risks also arising from inadequate systems, controls, or procedures at exchanges, custodians, or other service providers. Some digital assets, such as those using proof-of-work consensus mechanisms, require significant energy consumption, which may raise environmental concerns and result in regulatory or reputational risks. Certain digital assets may be highly concentrated among a small number of holders or miners, increasing the risk of market manipulation, governance issues, or network instability. digital assets may also be subject to additional risks, including fraud, manipulation, misinformation, lack of transparency, and limited historical data, and the rapid pace of innovation and change in the digital asset ecosystem may result in unforeseen risks or challenges.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Enforcement activity against digital asset exchanges, staking programs, and token issuers has increased, and regulatory authorities have indicated that certain tokens may be considered securities, though definitive classifications have not been issued for many digital assets.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or Ethereum to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract” and “note,” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the SEC staff has indicated that the security status of a particular digital asset can change over time as the relevant facts evolve.

Ongoing and future regulatory actions with respect to digital assets generally may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of a Digital Asset ETP or the ability of the Digital Asset ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of a Digital Asset ETP.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The Fund will invest in equity securities that comprise the Index. The value of Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Stablecoin Technology Leaders may be engaged in other lines of business unrelated to stablecoins. These lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to stablecoins, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is a “non-diversified company” under the 1940 Act, it can invest a greater portion of its assets in securities of individual issuers than a diversified fund, and changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Liquidity Risk. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Stablecoin Risk. Stablecoins are digital tokens designed to maintain a stable value relative to a reference asset, most commonly the U.S. dollar, and are widely used as a medium of exchange and store of value within crypto markets. Despite their intended stability, stablecoins are subject to unique risks that may impact their value, utility, and adoption. Stablecoins circulate on public blockchains, where transactions are transparent and tamper-resistant, but their stability depends on the credibility of their underlying reserves or mechanisms, market liquidity, and the effectiveness of arbitrage. Stablecoins may be issued by centralized entities and backed by fiat reserves, by decentralized protocols using on-chain collateral, or through algorithmic mechanisms that attempt to maintain pegs without full reserves. Each design presents distinct risks: reserve-backed stablecoins are exposed to risks related to the composition, liquidity, and custody of reserves, as well as the quality and frequency of attestations or audits. Protocol-based stablecoins depend on the quality and volatility of collateral, overcollateralization ratios, and the security of smart contracts.

Stablecoin supply is elastic and can expand or contract with user demand and redemption activity, which may amplify volatility during periods of market stress. Market prices can deviate from intended pegs, particularly during times of high redemption pressure, illiquidity, or loss of confidence in the issuer or protocol. Key indicators of stablecoin stability and adoption include circulating supply, market capitalization, trading and on-chain transaction volumes, active addresses, order-book depth, issuance and redemption flows, and observed peg deviations. Broader factors such as changes in interest rates affecting reserve income, regulatory developments, access to banking services, and counterparty risk can also materially impact stablecoin performance and perceived safety. In addition, the use of stablecoins may be subject to evolving legal, regulatory, and compliance requirements, including those related to anti-money laundering, sanctions, and consumer protection, which could affect their availability or functionality.

The rise of algorithmic stablecoins introduces significant risks. Unlike asset-backed or fully collateralized stablecoins, algorithmic stablecoins rely on smart contracts and market forces to maintain price parity with an underlying asset, often through a relationship with a backing cryptocurrency. These mechanisms are vulnerable to failure, as seen in May 2022 when TerraUSD (UST) lost its U.S. dollar peg, triggering a collapse in both UST and its associated token LUNA, and contributing to broader market instability and bankruptcies in the digital asset sector. Such events highlight the potential for algorithmic stablecoins to lose value rapidly, erode public confidence, and impact other digital assets. Additionally, stablecoins are susceptible to fraud, technological failures, and significant criminal usage, further increasing the risk of collapse and regulatory scrutiny. Other failed algorithmic stablecoins include Basis Cash, Empty Set Dollar, and TITAN (Iron Finance).

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in December 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (typically, large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”) or such other aggregation amount as determined by the officers of the Trust to be in the best interests of shareholders, in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively-managed ETF. The investment objective of the Fund is to seek investment results that generally correlate (before fees and expenses) to the total return performance of the Index. The Fund’s investment objective, investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Investment in the Subsidiary. The Fund expects to gain exposure to the Digital Asset ETPs by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Amplify Investments LLC serves as investment adviser and Penserra Capital Management LLC serves as investment sub-adviser to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, custody, and leverage on an aggregate basis with the Subsidiary. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary.

Additional Information Regarding Digital Asset ETPs.

The ETPs in which the Fund may invest are U.S. Digital Asset ETPs. U.S. Digital Asset ETPs are organized as Delaware statutory trusts registered under the Securities Act of 1933 (the “Securities Act’), issuing shares that represent fractional, undivided beneficial interests in their respective net assets, which consist almost exclusively of a digital asset. Such ETPs are also registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and are subject to the informational requirements of the Exchange Act. They are not registered as investment companies under the 1940 Act, and thus investors in such ETPs (such as the Fund) are not given the protections of 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and are therefore not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the Commodity Exchange Act of 1936 (the “CEA”), and consequently, the sponsors are not regulated by the Commodity Futures Trading Commission (the “CFTC”) as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs.

As of the date of this prospectus, Digital Asset ETPs eligible for inclusion in the Index include those that track the following digital assets:

•       Ethereum (ETH). Ethereum is a decentralized, open-source blockchain that enables smart contracts and supports a broad ecosystem of decentralized applications. Its native token, ether (ETH), is used to pay transaction fees, secure the network through staking, and facilitate activity across the Ethereum ecosystem. Ethereum is one of the most widely used networks for decentralized finance, NFTs, and Web3 innovation.

•       Solana (SOL). Solana is a high-speed blockchain designed to deliver fast transaction throughput at a low cost. Its architecture allows it to process thousands of transactions per second, supporting a growing decentralized finance and NFT ecosystem. Its native token, SOL, is used for transaction fees, staking, and powering applications within the Solana ecosystem.

•       Ripple (XRP). Ripple is a payments-focused blockchain network that aims to streamline cross-border money transfers. Ripple serves as a bridge currency to facilitate liquidity between global financial institutions. XRP is the native digital asset of the XRP Ledger, a blockchain optimized for cross-border payments and liquidity solutions. The asset is often used within enterprise payment frameworks seeking fast settlement and low transaction costs.

•       Chainlink (LINK). Chainlink is a decentralized oracle network that provides real-world data to blockchain-based smart contracts. Chainlink enables advanced decentralized financial applications to connect with external information. The LINK token is used to compensate node operators and maintain security across the oracle network.

In addition to its investments in Digital Asset ETPs, the Fund may obtain exposure to the Digital Asset ETPs by buying and selling a combination of options on Digital Asset ETPs that reference a Digital Asset ETP for synthetic exposure to Digital Asset ETPs. The Fund may use the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration or may purchase an in-the-money call option. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price (the “strike price”). Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined strike price.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund will invest equity securities, including common stocks and/or depositary receipts, and shares of the Subsidiary. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOF ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOF ETF), will vary due to several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investment.

Blockchain Companies Risk. Blockchain technology is relatively new and many of its uses may be untested. There is no assurance that widespread adoption of blockchain technology will occur, and the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchain technology. Companies relying heavily on blockchain technology may be subject to more volatility and less trading volume than securities of companies in more established industries. Companies that are developing applications of blockchain technology may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent companies attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims. The adoption of blockchain technology may be impaired by laws or regulations. Further, blockchain technology may be subject to future laws or regulations that may be difficult to predict. In addition, because blockchain functionality relies on the internet, a significant disruption of internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies. Certain features of blockchain technology may increase the risk of fraud or cyber-attack. Companies relying heavily on blockchain technology may be adversely affected by fluctuations in, and manipulation of, the price of digital assets and a lack of liquid markets or acceptance for certain digital assets or government policies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. The Fund is subject to counterparty risk by virtue of its usage of option contracts. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Digital Asset ETPs Risk. The Fund will invest in shares issued by Digital Asset ETPs. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs. The Fund will invest in shares issued by Digital Asset ETPs of investment companies organized in the U.S. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Digital Asset ETPs. Moreover, the Digital Asset ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Digital Asset ETPs.

While the Fund does not invest directly in the digital assets listed below, it may gain indirect exposure to certain of these assets through investments in Digital Asset ETPs that hold them. As a result, the Fund’s performance and the value of its Shares may be negatively affected by the risks associated with these digital assets and their underlying networks. The following summarizes certain material risks related to the digital assets in which Digital Asset ETPs eligible for inclusion in the Index may invest:

Ethereum Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Solana Risk. Solana has experienced historical network outages, and continued operational instability may impair user confidence and ecosystem reliability. The rapid growth of Solana’s ecosystem may also expose the network to security vulnerabilities, untested applications, and scalability challenges. Regulatory scrutiny of high-speed blockchain networks could further affect Solana’s adoption and valuation. SOL may be highly volatile and subject to fluctuations due to numerous factors, including increases in the global supply of SOL; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of SOL as a medium of exchange, store-of-value, or other consumptive asset, as well as the maintenance and development of the Solana network’s open-source software protocol; forks or other protocol-level changes in the Solana network; investors’ expectations regarding interest rates, inflation trends, macroeconomic conditions, or platform rates; consumer preferences and perceptions of SOL specifically and digital assets generally; fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms; investment and trading activities of large investors that invest directly or indirectly in SOL; the potential for a “short squeeze” resulting from speculation on the price of SOL if aggregate short exposure exceeds the number of Shares available for purchase; the development of an active derivatives or futures market for SOL or digital assets generally; determinations that SOL is a security, or is offered or sold as part of an investment contract, or changes in SOL’s status under federal securities laws; monetary policies of governments, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of SOL as a form of payment or the purchase of SOL on digital asset markets; global or regional political, economic, or financial conditions, events, and situations, such as geopolitical conflicts or pandemics; fees associated with processing SOL transactions and the speed at which transactions are settled on the Solana network; interruptions in service, outages, closures, or failures of major digital asset trading platforms; decreased confidence in such platforms due to their unregulated nature and lack of transparency; increased competition from other forms of digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators that could adversely affect the trading, usage, or value of SOL; bugs, implementation errors, or failures during Solana network upgrades or validator client changes that could disrupt network operations and negatively impact SOL’s value; a significant concentration of staked SOL in a small number of liquid staking protocols or validators that could heighten centralization risks and reduce network resilience; reduced developer activity, declining adoption of Solana-based applications, or loss of user engagement that could decrease demand for SOL and harm its market price; and security breaches, exploits, or bugs in Solana-based smart contracts, DeFi platforms, or NFT marketplaces that could undermine confidence in the Solana ecosystem and depress SOL’s value. Staking SOL involves additional risks. The Solana network operates on a proof-of-stake consensus mechanism, which allows holders of SOL to “stake” their tokens by delegating them to validators to secure the network and earn staking rewards. Staking exposes holders to several additional risks. To the extent that a Digital Asset ETP, or the issuer or custodian thereof, engages in staking of SOL held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. Validators or staking service providers may fail to perform validation services properly or may engage in dishonest or negligent behavior, resulting in “slashing” penalties or loss of staked SOL. Technical failures, cyberattacks, or software bugs could also lead to partial or total loss of staked assets or rewards. In addition, staked SOL may be subject to unbonding or lock-up periods during which the tokens cannot be transferred, sold, or otherwise accessed, which could limit liquidity and exacerbate losses during market declines. Certain staking arrangements, particularly those involving liquid staking protocols, introduce additional counterparty and smart contract risks. The failure of a liquid staking token to maintain parity with SOL, or governance or operational issues in a liquid staking protocol, could further negatively impact the value of SOL. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Digital Asset ETPs to engage in staking or the value of SOL generally. Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Ripple/XRP Risk. Ripple is subject to ongoing regulatory uncertainty, which could materially affect its liquidity, market accessibility, and valuation. Legal actions or adverse regulatory decisions may restrict Ripple’s ability to operate in certain jurisdictions or limit its use by financial institutions. The reliance on institutional adoption and partnerships also creates exposure to counterparty and reputational risks. The value of XRP may be highly volatile and subject to fluctuations due to a number of factors, including an increase in the supply of XRP that is publicly available for trading; manipulative trading activity on largely unregulated Digital Asset Trading Platforms; the adoption and use of XRP as a medium of exchange, store of value, or other consumptive asset, and the maintenance and development of the XRP Ledger’s open-source software protocol; forks or other protocol-level changes in the XRP Ledger; investors’ expectations regarding interest rates and inflation rates affecting fiat currencies or digital assets, including XRP; consumer preferences and perceptions of XRP specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; investment and trading activities by large investors that invest directly or indirectly in XRP; a short squeeze resulting from speculation on the price of XRP if aggregate short exposure exceeds available shares; the development of an active derivatives or futures market for XRP or digital assets generally; a final determination that XRP is a security, or that it was offered or sold as part of an investment contract, or other changes in XRP’s status under federal securities laws; government monetary policies, trade restrictions, currency devaluations or revaluations, and regulatory measures or enforcement actions that restrict the use or trading of XRP as a form of payment or the purchase of XRP on digital asset markets; global or regional political, economic, or financial conditions and events, such as geopolitical conflicts or pandemics; fees associated with processing XRP transactions and the speed at which transactions are settled on the XRP Ledger; interruptions in service, outages, closures, or failures of major digital asset trading platforms, as well as decreased confidence in such platforms due to their unregulated nature and lack of operational transparency; increased competition from other digital assets or payment services; uncertainty in U.S. and global regulations, including potential enforcement actions by the SEC, CFTC, or foreign regulators; bugs, implementation errors, or failures during XRP Ledger upgrades or validator client changes; the significant holdings of XRP by Ripple Labs and other early stakeholders, which could adversely affect market price, heighten centralization risks, and reduce network resilience; and security breaches of XRP digital asset trading platforms that could undermine confidence in the Ripple ecosystem and depress XRP’s value. The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so. The value of XRP is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets. XRP, which launched in 2012, is a relatively new digital asset, and the value of a Digital Asset ETP’s shares depends on the continued acceptance of XRP by users, trusted validators, and market participants. The XRP Ledger may not function as intended, which could adversely impact the value of XRP and an investment in the Shares. Blockchains utilizing consensus-based algorithms, such as the XRP Ledger, are a relatively recent innovation and have not been subject to as widespread use or adoption over as long a period of time as traditional proof-of-work blockchains. Changes in the governance of the XRP Ledger may not receive sufficient support from users and trusted validators, which may negatively affect the network’s ability to grow and respond to challenges. The XRP Network may face significant scaling challenges, and efforts to increase transaction volume, throughput, or speed may not be successful. Digital asset networks are developed by a diverse set of contributors, and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset. Validators may cease participating in validating activities because they receive no direct financial incentive to participate or because certain jurisdictions may limit or otherwise regulate validating activities, which could negatively impact the value of XRP. If a malicious actor or botnet gains control over a majority of the validator nodes on the Unique Node List used by the XRP Ledger’s consensus protocol, or otherwise obtains significant influence over the XRP Ledger through control of validator infrastructure, governance processes, or core software development, such actor or botnet could alter ledger outcomes or disrupt network operations If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP.

Chainlink Risk. Chainlink’s value depends on the reliability of its oracle network, and failures or manipulations of data inputs could disrupt dependent applications. The security and integrity of external data sources are critical, and any compromise could result in financial losses or reputational damage for applications relying on Chainlink. The evolving nature of decentralized oracles also presents risks related to scalability, competition, and regulatory oversight. Chainlink is a relatively new technological innovation with a limited history. There is no assurance that usage of the Chainlink network or Chainlink will continue to grow. A contraction in the use or adoption of Chainlink may result in increased volatility or a reduction in the price of Chainlink. The ongoing unlocking of Chainlink may cause the price of Chainlink to decline over time. Chainlink markets have a limited history, Chainlink trading prices have exhibited high levels of volatility, and in some cases such volatility has been sudden and extreme. Applications that rely on the Chainlink Network today have limited use, and therefore, the use of Chainlink is itself limited. As a result, the price of Chainlink may be influenced to a significant extent by speculators, thus contributing to price volatility. The market price of Chainlink may be highly volatile and subject to a number of factors, including the unlock of previously created but non-circulating Chainlink; manipulative trading activity on digital asset trading platforms, which in many cases are largely unregulated or may not be complying with existing regulations; the adoption of the Chainlink network as an oracle service and the demand for Chainlink as the asset powering that service; the ongoing development of the Chainlink Network and Chainlink services; investors’ expectations with respect to interest rates and rates of inflation; consumer preferences and perceptions of Chainlink specifically and digital assets generally; fiat currency withdrawal and deposit policies on digital asset trading platforms; the liquidity of digital asset trading platforms and any increase or decrease in trading volume on such platforms; investment and trading activities of large investors that invest directly or indirectly in Chainlink; a determination that Chainlink is a security or changes in Chainlink’s status under the federal securities laws; slow growth, failures, or other challenges impacting the blockchains, smart contracts, and decentralized finance applications that rely on the Chainlink Network; global or regional political, economic, or financial conditions, events, and situations, such as the novel coronavirus outbreak; interruptions in service from or closures or failures of major digital asset trading platforms; and decreased confidence in digital asset trading platforms due to the unregulated nature and lack of transparency surrounding their operations. In addition, there is no assurance that Chainlink will maintain its value in the long or intermediate term.

Digital Asset Risk. Digital assets are a relatively new and rapidly evolving asset class, and their value and liquidity may be subject to significant volatility and uncertainty. The value of a digital asset may be affected by market sentiment, speculation, regulatory developments, technological advancements, macroeconomic factors, and other unpredictable events, many of which may result in rapid and substantial price changes. The regulatory environment for digital assets is evolving and varies significantly across jurisdictions; changes in laws, regulations, or governmental policies may adversely affect the value, liquidity, or legal status of digital assets, and regulatory actions may include restrictions on trading, holding, or transferring digital assets, bans on certain activities, or requirements for registration, reporting, or disclosure. Digital assets are typically held in digital wallets secured by cryptographic keys, and loss or theft of these keys, whether through hacking, cyberattacks, phishing, or other means, may result in the permanent loss of the digital assets. Custodians and service providers may be subject to operational failures, insolvency, or inadequate security measures, increasing the risk of loss. digital assets rely on blockchain or distributed ledger technology, which may be subject to flaws, bugs, or vulnerabilities; technological failures, network outages, or attacks (such as “51% attacks”) may compromise the integrity, availability, or security of the digital asset or its underlying network, and upgrades, forks, or changes to the protocol may also affect the value or functionality of a digital asset. Many digital assets are traded on unregulated or lightly regulated exchanges, which may have limited liquidity, transparency, or oversight, and market disruptions, exchange failures, or regulatory actions may impair the ability to buy or sell digital assets at desired prices or times. Transactions in digital assets may involve counterparties such as exchanges, custodians, or service providers, and the insolvency, fraud, or failure of a counterparty may result in loss of assets or inability to complete transactions, with many digital asset service providers not subject to the same regulatory oversight or protections as traditional financial institutions. The legal status of digital assets may be uncertain or subject to change, and certain jurisdictions may prohibit or restrict the use, trading, or possession of digital assets. The tax treatment of digital assets may also be complex, unclear, or subject to change, and investors may be subject to adverse tax consequences. digital asset transactions are generally irreversible, and errors in execution, transfer, or settlement may result in permanent loss, with operational risks also arising from inadequate systems, controls, or procedures at exchanges, custodians, or other service providers. Some digital assets, such as those using proof-of-work consensus mechanisms, require significant energy consumption, which may raise environmental concerns and result in regulatory or reputational risks. Certain digital assets may be highly concentrated among a small number of holders or miners, increasing the risk of market manipulation, governance issues, or network instability. digital assets may also be subject to additional risks, including fraud, manipulation, misinformation, lack of transparency, and limited historical data, and the rapid pace of innovation and change in the digital asset ecosystem may result in unforeseen risks or challenges.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Enforcement activity against digital asset exchanges, staking programs, and token issuers has increased, and regulatory authorities have indicated that certain tokens may be considered securities, though definitive classifications have not been issued for many digital assets.

Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or Ethereum to be securities, and does not currently consider Bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. More recently, the SEC has also brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. Whether a digital asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Digital assets as such do not appear in any of these lists, although each list includes the terms “investment contract” and “note,” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the Howey and Reves tests, respectively. For many digital assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular digital asset qualifying as a security under one or both tests. Adding to the complexity, the SEC staff has indicated that the security status of a particular digital asset can change over time as the relevant facts evolve.

Ongoing and future regulatory actions with respect to digital assets generally may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of a Digital Asset ETP or the ability of the Digital Asset ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of a Digital Asset ETP.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Stablecoin Technology Leaders may be engaged in other lines of business unrelated to stablecoins. These lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to stablecoins, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is a “non-diversified company” under the 1940 Act, it can invest a greater portion of its assets in securities of individual issuers than a diversified fund, and changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The Fund may obtain exposure to Digital Asset ETPs by investing in options on Digital Asset ETPs that reference a Digital Asset ETP. The strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Digital Asset ETPs may be derived through options exposure, rather than direct holdings of the shares of the Digital Asset ETPs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Digital Asset ETPs may not be as precise as if the Fund were directly holding shares of the Digital Asset ETPs.

The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 promulgated under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies. Further, when selling put options, the Fund receives a premium, but also assumes the obligation to buy the underlying asset at the strike price if the buyer exercises the option. Therefore, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option as the Fund would have to buy the asset at a higher price than the market value (any loss being decreased by the receipt of the premium on the option written.

Passive Investment Risk: The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the NAV and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Liquidity Risk. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Stablecoin Risk. Stablecoins are digital tokens designed to maintain a stable value relative to a reference asset, most commonly the U.S. dollar, and are widely used as a medium of exchange and store of value within crypto markets. Despite their intended stability, stablecoins are subject to unique risks that may impact their value, utility, and adoption. Stablecoins circulate on public blockchains, where transactions are transparent and tamper-resistant, but their stability depends on the credibility of their underlying reserves or mechanisms, market liquidity, and the effectiveness of arbitrage. Stablecoins may be issued by centralized entities and backed by fiat reserves, by decentralized protocols using on-chain collateral, or through algorithmic mechanisms that attempt to maintain pegs without full reserves. Each design presents distinct risks: reserve-backed stablecoins are exposed to risks related to the composition, liquidity, and custody of reserves, as well as the quality and frequency of attestations or audits. Protocol-based stablecoins depend on the quality and volatility of collateral, overcollateralization ratios, and the security of smart contracts.

Stablecoin supply is elastic and can expand or contract with user demand and redemption activity, which may amplify volatility during periods of market stress. Market prices can deviate from intended pegs, particularly during times of high redemption pressure, illiquidity, or loss of confidence in the issuer or protocol. Key indicators of stablecoin stability and adoption include circulating supply, market capitalization, trading and on-chain transaction volumes, active addresses, order-book depth, issuance and redemption flows, and observed peg deviations. Broader factors such as changes in interest rates affecting reserve income, regulatory developments, access to banking services, and counterparty risk can also materially impact stablecoin performance and perceived safety. In addition, the use of stablecoins may be subject to evolving legal, regulatory, and compliance requirements, including those related to anti-money laundering, sanctions, and consumer protection, which could affect their availability or functionality.

The rise of algorithmic stablecoins introduces significant risks. Unlike asset-backed or fully collateralized stablecoins, algorithmic stablecoins rely on smart contracts and market forces to maintain price parity with an underlying asset, often through a relationship with a backing cryptocurrency. These mechanisms are vulnerable to failure, as seen in May 2022 when TerraUSD (UST) lost its U.S. dollar peg, triggering a collapse in both UST and its associated token LUNA, and contributing to broader market instability and bankruptcies in the digital asset sector. Such events highlight the potential for algorithmic stablecoins to lose value rapidly, erode public confidence, and impact other digital assets. Additionally, stablecoins are susceptible to fraud, technological failures, and significant criminal usage, further increasing the risk of collapse and regulatory scrutiny. Other failed algorithmic stablecoins include Basis Cash, Empty Set Dollar, and TITAN (Iron Finance).

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.69% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Investment Sub-Advisers. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement will be available in the Fund’s N-CSR for the fiscal period ended March 31, 2026.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure.  The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as a Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment. When implemented, the Fund will rely on Rule 12d1-4 under the 1940 Act, which will rescind the exemptive order issued to the Trust and provide a framework for the Fund when investing in securities of other investment companies.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this summary does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        The Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund or the Subsidiary holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund or the Subsidiary could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund or the Subsidiary may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its or the Subsidiary’s distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Disclaimers

The Index Provider makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track the performance of its constituent securities. The Index Provider is not responsible for, nor has it participated in, the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Index Provider has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Index Provider does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares, or any other person or entity from the use of the Index or the data included therein. The Index Provider makes no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof. Additionally, the Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Neither the Index Provider or the Index Calculation Agent have any obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. The Index Provider and the Index Calculation Agent will apply all necessary means to ensure the accuracy of the Index. However, the Index Provider and the Index Calculation Agent are not liable (whether in negligence or otherwise) to any person for any error in the Index and are not under any obligation to advise any person of any error therein. All copyrights in the Index values and constituent lists vest in MVIS®. Neither the publication of the Index by MVIS® nor the granting of a license of rights relating to the Index or to the Index trademark for the utilization in connection with the Fund, represents a recommendation by MVIS® for a capital investment or contains in any manner a warranty or opinion by MVIS® with respect to the attractiveness of an investment in the Fund. The Fund is not endorsed or sold by MVIS®, BlueStar® or their affiliates. MVIS® and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. MVIS® and its affiliates are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of Fund shares to be sold or in the determination or calculation of the equation by which the Fund is to be converted into cash. MVIS®, BlueStar® and their affiliates have an obligation in connection with the marketing of the Fund but have no obligations or liabilities in connection with the trading of the Fund. Notwithstanding the foregoing, MVIS® and its affiliates may independently license their indices for financial products unrelated to the Fund, but which may be similar to and competitive with the Fund.

MVIS® AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS® AND ITS RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. MVIS® AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Rule 12d1-4 under the 1940 Act allows the Fund, subject to certain conditions, to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Stablecoin Technology Leaders ETF
Dated December 19, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com